U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 8, 2002

NAPRO BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

0-243201
(Commission File Number)

Delaware	84-1187753
(State of incorporation)	(IRS Employer Identification No.)

6304 Spine Road, Unit A
Boulder, Colorado 80301
(Address of principal executive offices and Zip Code)

(303) 516-8500
Registrant’s telephone number, including area code

This information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of NaPro BioTherapeutics, Inc. under the Securities Act of 1933.

Item 9.    Regulation FD Disclosure

On November 8, 2002, Leonard P. Shaykin, the Chief Executive Officer of NaPro BioTherapeutics, Inc. (the “Company”), and Gordon Link, the Chief Financial Officer of the Company, furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the filing of the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2002.

The certification is as follows:

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350, as adopted), Leonard P. Shaykin, the Chief Executive Officer of NaPro BioTherapeutics, Inc. (the “Company”), and Gordon H. Link, Jr., the Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge: (1) the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the “Periodic Report”) fully complies with the requirements of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.

Dated: November 8, 2002

/s/ Leonard P. Shaykin	/s/ Gordon Link
Leonard P. Shaykin Chief Executive Officer	Gordon Link Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 8, 2002

NaPRO BIOTHERAPEUTICS, INC.

By:	/s/ Gordon Link
Its:	Gordon Link Chief Financial Officer